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                                                                    EXHIBIT 10.9

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

EPIQ SYSTEMS, INC.                GOLD BANK                   App#           131001008337
501 KS AVE                        11301 NALL AVENUE           Loan Number    131001008337
KANSAS CITY, KS 66105             LEAWOOD, KS 66211           Date           JUNE 20, 2001
48-1056429                                                    Maturity Date  JUNE 20, 2002
                                                              Loan Amount    $ 3,500,000.00
                                                              Renewal Of       131001001309
BORROWER'S NAME AND ADDRESS     LENDER'S NAME AND ADDRESS
"I" includes each borrower      "You" means the lender,
above, jointly and severally.    its successors and assigns.

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For value received, I promise to pay to you, or your order, at your address listed above the PRINCIPAL sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars $ 3,500,000.00

/ / Single Advance: I will receive all of this principal sum on _____________. No additional advances are contemplated under this note.

/X/ Multiple Advance: The principal sum shown above is the maximum amount of principal I can borrow under this note. On June 20, 2001, I will receive the amount of $ 0.00 and future principal advances are contemplated.

     Conditions: The conditions for future advances are ALL FUTURE ADVANCES MUST BE REQUESTED IN PERSON, IN WRITING OR BY PHONE AND ARE SUBJECT TO APPROVAL OR DISAPPROVAL AT THE SOLE DISCRETION OF GOLD BANK MANAGEMENT

     /X/ Open End Credit: You and I agree that I may borrow up to the maximum amount of principal more than one time. This feature is subject to all other conditions and expires on June 20, 2002.

     / / Closed End Credit: You and I agree that I may borrow up to the maximum only one time (and subject to all other conditions).

INTEREST: I agree to pay interest on the outstanding principal balance from JUNE 20, 2001 at the rate of 7.000 % per year until THE INDEX STATED BELOW CHANGES.

/X/  Variable Rate: This rate may then change as stated below.

     /X/ Index Rate: The future rate will be 0.000 % above the following index rate: GOLD BANK PRIME RATE

     / / No Index: The future rate will not be subject to any internal or external index. It will be entirely in your control.

     /X/ Frequency and Timing: The rate on this note may change as often as DAILY.
             A change in the interest rate will take effect ON THE SAME DAY.

     / / Limitations: During the term of this loan, the applicable annual interest rate will not be more than _________% or less than _________%. The rate may not change more than _________% each
          _________.

     Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:

     /X/  The amount of each scheduled payment will change.
     / /  The amount of the final payment will change.
     / /  ___________________________________________.

ACCRUAL METHOD: Interest will be calculated on a   ACTUAL/360   basis.
POST MATURITY RATE: I agree to pay interest on the unpaid balance of this note owing after maturity, and until paid in full, as stated below:

     /X/ on the same fixed or variable rate basis in effect before maturity (as indicated above).
     / /  at a rate equal to _______________________________.

/X/ LATE CHARGE: If a payment is made more than 10 days after it is due, I agree to pay a late charge of 5.000% of the unpaid amount due or $25.00, which ever is greater.

/X/ ADDITIONAL CHARGES: In addition to interest, I agree to pay the following charges which are are not included in the principal amount
     above:   $100.00 LOAN DOC FEE

PAYMENTS: I agree to pay this note as follows:

/X/ Interest: I agree to pay accrued interest ON DEMAND, BUT IF NO DEMAND IS MADE, THEN ON THE 20TH OF EACH MONTH BEGINNING JULY 20, 2001, AND WITH THE PRINCIPAL

/X/ Principal: I agree to pay the principal ON DEMAND, BUT IF NO DEMAND IS MADE, THEN ON JUNE 20, 2002

/ / Installments: I agree to pay this note in _________ payments. The first payment will be in the amount of $_________ and will be due _________. A payment of _________ will be due _________ thereafter. The first payment of the entire unpaid balance of principal and interest will be due _________.

ADDITIONAL TERMS:

     THIS NOTE IS SECURED BY:
     1.  A LINE OF CREDIT AGREEMENT DATED JUNE 20, 2001.
     LOAN COVENANTS:
     1. EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION & AMORTIZATION/CURRENT MATURITIES + INTEREST = 1.5:1.
     2.  NET WORTH = $20,000,000.
     3.  PROVIDE QUARTERLY FINANCIAL STATEMENTS.
     4.  DEBT/WORTH 1:1.

/ / SECURITY: This note is separately secured by (describe separate document by type and date):

(This _____ is for your internal use. Failure to list a separate security document does not mean the agreement will not secure this note.)

Signature for Lender

/s/ Julie Hook
----------------------------------
JULIE L. HOOK       VICE PRESIDENT

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PURPOSE:  The purpose of this loan is WORKING CAPITAL LINE OF CREDIT - RENEWAL
 OF LOAN #131001001309

SIGNATURES: I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE ON PAGE 2). I have received a copy on today's date.


EPIQ SYSTEMS, INC.

/s/ Janice Katterhenry
----------------------------------
JANICE KATTERHENRY, VICE PRESIDENT

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                             MODIFICATION AGREEMENT

EPIQ Systems, Inc.
501 Kansas Avenue
Kansas City, Kansas 66105

Loan Number:  1001008337-00001

On June 20, 2001 the undersigned EPIQ Systems, Inc. ("Borrowers") executed a Promissory Note ("Note") in favor of:

                                    Gold Bank
                    11301 Nall Avenue, Leawood, Kansas 66211
                                    ("Bank")

The Note is in the original principal amount of $3,500,000.00, bearing interest at the rate of 1/2% below Gold Bank Prime Rate. Bank remains the holder and owner of the Note and has agreed with Borrower to modify certain provisions of the Note. Therefore, in connection with the provisions contained in this Instrument and the exchange of other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Bank and Borrower agree to amend the Note as follows:

       XX      The face amount of the Note is changed from $3,500,000.00 to
      _______  $5,000,000.00.
      _______  The payment schedule is amended as follows:
               _____________________________________________________________
      _______  The maturity date is changed to:_____________________________
      _______  The interest rate is amended to:_____________________________
      _______  An additional modification to the Note is:___________________
               _____________________________________________________________

The amendment and modifications described above are carried forward and apply to any and all other documents which refer to or are in any way related to the Note. All other terms, conditions and covenants in the Note, not otherwise modified by this agreement, shall be and remain the same, and this Agreement, when executed by Bank and Borrower, shall be attached to and become a part of the original Note.

The date on which the above modifications became effective is August 24, 2001.

EXECUTED this __________ day of __________, 2001.

Gold Bank                              "Borrowers"
                                       EPIQ Systems, Inc.


/s/ Julie L. Hook                      /s/ Tom W. Olofson
----------------------------------     -----------------------------------
Julie L. Hook                          Tom W. Olofson, CEO
Vice President


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This document, together with other written agreements of the parties, is the final expression of the agreement between the parties. This document may not be contradicted by evidence of prior or contemporaneous oral agreements of the parties. Any credit agreement not contained in the printed form must be inserted below to be enforceable.

There are no unwritten oral agreements between the parties.

/s/ Tom W. Olofson                     /s/ Julie L. Hook
----------------------------------     -----------------------------------
Debtor                                 Bank

NOTICE TO CONSUMER: l. Do not sign this agreement before you read it. 2. You are entitled to a copy of this agreement. 3. You may prepay the unpaid balance at any time without penalty and may be entitled to receive a refund of unearned charges in accordance with law.